February 5, 2019
Logan Capital Large Cap Growth Fund

A series of Advisors Series Trust

Institutional Class	LGNGX

Supplement to the Prospectus dated August 28, 2018

Effective immediately, the Financial Highlights table for the Logan Capital Large Cap Growth Fund’s Institutional Class shares is replaced as follows.

Logan Capital Large Cap Growth Fund

For a capital share outstanding throughout each year

Institutional Class	Year Ended April 30,
	2018	2017	2016	2015	2014
Net Asset Value – Beginning of Year	$18.50	$15.30	$15.92	$13.71	$11.38
Income from Investment Operations:
Net investment loss	(0.10)	(0.10)	(0.10)	(0.08)	(0.05)
Net realized and unrealized gain/(loss) on investments	3.89	3.30	(0.41)	2.45	2.38
Total from investment operations	3.79	3.20	(0.51)	2.37	2.33

Less Distributions:
Distributions from net realized gains	‑‑‑‑	‑‑‑‑	(0.11)	(0.16)	‑‑‑‑
Total distributions	‑‑‑‑	‑‑‑‑	(0.11)	(0.16)	‑‑‑‑
Net Asset Value – End of Year	$22.29	$18.50	$15.30	$15.92	$13.71

Total Return	20.49%	20.92%	-3.23%	17.39%	20.47%

Ratios and Supplemental Data:
Net assets, end of year (thousands)	$21,140	$17,551	$17,475	$16,571	$12,282
Ratio of expenses to average net assets:
Before reimbursements	1.39%	1.51%	1.50%	1.64%	2.13%
After reimbursements	1.24%	1.24%*	1.25%	1.25%	1.25%
Ratio of net investment income/(loss) to average net assets:
Before reimbursements	(0.65)%	(0.85)%	(0.91)%	(0.98)%	(1.36)%
After reimbursements	(0.50)%	(0.58)%	(0.66)%	(0.59)%	(0.48)%
Portfolio turnover rate	8%	9%	14%	28%	15%

* Effective August 28, 2016, the advisor contractually agreed to lower the net annual operating expense limit to 1.24%.

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Please retain this Supplement with your Prospectus for reference.